Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

–
	Shares	Value
COMMON STOCKS† - 1.8%
Utilities - 1.0%
TexGen Power LLC*,††	46,457	$1,676,308
Consumer, Non-cyclical - 0.6%
ATD New Holdings, Inc.*,††	24,428	567,951
Chef Holdings, Inc.*,†††,1	3,007	351,458
Targus Group International Equity, Inc.*,†††,1,2	32,060	58,610
Total Consumer, Non-cyclical		978,019
Energy - 0.1%
SandRidge Energy, Inc.*,7	57,766	118,998
Technology - 0.1%
Qlik Technologies, Inc. - Class A*,†††,1	56	75,764
Qlik Technologies, Inc. - Class B*,†††,1	13,812	–
Total Technology		75,764
Industrial - 0.0%
BP Holdco LLC*,†††,1,2	65,965	23,292
Ursa Insulation B.V.*,†††,1	135,131,158	7,459
Vector Phoenix Holdings, LP*,†††,1	65,965	5,520
Total Industrial		36,271
Financials - 0.0%
Sparta Systems Escrow*,†††,1	1,922	–
Total Common Stocks
(Cost $6,097,930)		2,885,360
PREFERRED STOCKS†† - 0.7%
Financial - 0.7%
American Equity Investment Life Holding Co. 5.95%*	46,000	1,141,260
Total Preferred Stocks
(Cost $1,150,000)		1,141,260
EXCHANGE-TRADED FUNDS† - 1.8%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	110,000	2,911,700
Total Exchange-Traded Funds
(Cost $2,985,061)		2,911,700
MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 1.41%[6]	301,296	301,296
Total Money Market Fund
(Cost $301,296)		301,296

	Face Amount~	Value
CORPORATE BONDS†† - 72.2%
Consumer, Non-cyclical - 16.8%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[7,8]	4,451,000	4,275,747

	Face Amount~	Value
CORPORATE BONDS†† - 72.2% (continued)
Consumer, Non-cyclical - 16.8% (continued)
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[7,8]	4,000,000	$4,200,000
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[7,8]	3,800,000	3,388,859
Beverages & More, Inc.
11.50% due 06/15/22[9]	4,695,000	3,016,538
Vector Group Ltd.
6.13% due 02/01/25[7,8]	3,050,000	2,935,686
HCA, Inc.
3.50% due 09/01/30	2,500,000	2,449,049
Nathan's Famous, Inc.
6.63% due 11/01/25[8]	1,600,000	1,632,000
Par Pharmaceutical, Inc.
7.50% due 04/01/27[8]	1,250,000	1,320,000
Carriage Services, Inc.
6.63% due 06/01/26[8]	985,000	1,014,934
AMN Healthcare, Inc.
4.63% due 10/01/27[8]	950,000	961,875
Sotheby's
7.38% due 10/15/27[8]	725,000	749,578
Centene Corp.
4.63% due 12/15/29[7,8]	500,000	535,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[7,8]	545,000	427,879
Kraft Heinz Foods Co.
5.00% due 06/04/42	400,000	398,580
Tenet Healthcare Corp.
6.25% due 02/01/27[8]	250,000	261,875
Total Consumer, Non-cyclical		27,567,600
Communications - 14.6%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[8]	4,093,000	3,479,050
Altice France S.A.
7.38% due 05/01/26[8]	1,750,000	1,835,225
8.13% due 02/01/27[7,8]	1,300,000	1,416,714
EIG Investors Corp.
10.88% due 02/01/24[7]	3,041,000	3,175,929
Cengage Learning, Inc.
9.50% due 06/15/24[7,8]	3,560,000	3,099,443
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75% due 03/01/30[7,8]	2,300,000	2,364,688
4.50% due 08/15/30[8]	400,000	404,500
Level 3 Financing, Inc.
3.88% due 11/15/29[7,8]	1,850,000	1,962,665
4.63% due 09/15/27[8]	775,000	790,500
Sprint Corp.
7.25% due 02/01/28[8]	1,513,000	1,516,631
Telenet Finance Lux Note
5.50% due 03/01/28	800,000	844,000
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[8]	800,000	820,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

	Face Amount~	Value
CORPORATE BONDS†† - 72.2% (continued)
Communications - 14.6% (continued)
Lamar Media Corp.
3.75% due 02/15/28[8]	400,000	$401,120
4.00% due 02/15/30[8]	200,000	200,000
Midcontinent Communications / Midcontinent Finance Corp.
5.38% due 08/15/27[8]	450,000	473,625
Ziggo Bond Company BV
5.13% due 02/28/30[8]	350,000	354,305
Ziggo BV
4.88% due 01/15/30[7,8]	300,000	311,625
MDC Partners, Inc.
6.50% due 05/01/24[8]	272,000	248,200
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[8]	200,000	210,320
Total Communications		23,908,540
Financial - 14.1%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[7,8]	2,255,000	2,322,650
6.25% due 06/03/26[8]	2,000,000	2,100,000
Hunt Companies, Inc.
6.25% due 02/15/26[7,8]	3,725,000	3,649,382
NFP Corp.
6.88% due 07/15/25[8]	1,940,000	1,940,039
8.00% due 07/15/25[8]	1,500,000	1,530,000
AmWINS Group, Inc.
7.75% due 07/01/26[7,8]	3,250,000	3,373,923
Barclays plc
7.75% (USD 5 Year Swap Rate + 4.84%)[4,5,7]	3,000,000	3,217,500
Springleaf Finance Corp.
7.13% due 03/15/26	1,100,000	1,221,000
6.63% due 01/15/28	200,000	219,500
Quicken Loans, Inc.
5.25% due 01/15/28[7,8]	1,375,000	1,422,712
Prosight Global Inc.
7.50% due 11/26/20†††,7	650,000	669,041
HUB International Ltd.
7.00% due 05/01/26[7,8]	550,000	555,472
Assurant, Inc.
7.00% (3 Month USD LIBOR + 4.14%) due 03/27/48[5]	400,000	464,000
LPL Holdings, Inc.
4.63% due 11/15/27[7,8]	400,000	405,000
Total Financial		23,090,219
Consumer, Cyclical - 7.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[7,8]	3,450,000	3,484,569
Williams Scotsman International, Inc.
6.88% due 08/15/23[8]	1,475,000	1,519,250
7.88% due 12/15/22[8]	131,000	136,240
JB Poindexter & Company, Inc.
7.13% due 04/15/26[8]	1,175,000	1,240,277
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[7]	1,500,000	1,185,030

	Face Amount~	Value
CORPORATE BONDS†† - 72.2% (continued)
Consumer, Cyclical - 7.4% (continued)
Titan International, Inc.
6.50% due 11/30/23	1,475,000	$1,121,000
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[7,8]	1,050,000	1,067,115
Wabash National Corp.
5.50% due 10/01/25[8]	1,025,000	1,007,062
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	650,000	669,500
Lithia Motors, Inc.
4.63% due 12/15/27[7,8]	500,000	511,840
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[8]	210,000	207,879
Total Consumer, Cyclical		12,149,762
Energy - 7.4%
Indigo Natural Resources LLC
6.88% due 02/15/26[7,8]	3,205,000	2,732,263
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[8]	2,340,000	2,316,600
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	1,750,000	1,717,100
Unit Corp.
6.63% due 05/15/21	2,828,000	1,102,920
CVR Energy, Inc.
5.75% due 02/15/28[8]	900,000	850,500
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	775,000	801,586
CNX Resources Corp.
5.88% due 04/15/22	800,000	737,040
Comstock Resources, Inc.
7.50% due 05/15/25[8]	970,000	715,084
Bruin E&P Partners LLC
8.88% due 08/01/23[9]	930,000	492,900
Basic Energy Services, Inc.
10.75% due 10/15/23[7,9]	575,000	368,000
Viper Energy Partners, LP
5.38% due 11/01/27[8]	200,000	203,260
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	50,000	37,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

	Face Amount~	Value
CORPORATE BONDS†† - 72.2% (continued)
Energy - 7.4% (continued)
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
due 09/20/23[10]	695,000	$11,815
Total Energy		12,086,068
Industrial - 7.3%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	2,700,000	2,824,470
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[8]	2,500,000	2,468,000
Cleaver-Brooks, Inc.
7.88% due 03/01/23[7,8]	2,053,000	2,022,205
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[8]	1,150,000	1,135,510
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[8]	950,000	996,840
Amsted Industries, Inc.
4.63% due 05/15/30[8]	700,000	703,766
Netflix, Inc.
3.63% due 06/15/30	EUR 450,000	512,043
Swissport Financing S.a r.l.
5.25% due 08/15/24	EUR 400,000	449,403
EnerSys
4.38% due 12/15/27[8]	325,000	328,656
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[7,9]	316,497	320,193
Silgan Holdings, Inc.
4.13% due 02/01/28[8]	150,000	150,938
Total Industrial		11,912,024
Basic Materials - 2.6%
Neon Holdings, Inc.
10.13% due 04/01/26[8]	1,974,000	2,013,480
Compass Minerals International, Inc.
6.75% due 12/01/27[8]	700,000	742,000
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[7,8]	600,000	606,000
United States Steel Corp.
6.88% due 08/15/25	600,000	519,498
Alcoa Nederland Holding BV
6.75% due 09/30/24[8]	350,000	358,757
Mirabela Nickel Ltd.
due 06/24/19[9,10]	1,279,819	63,991
Total Basic Materials		4,303,726
Technology - 2.0%
NCR Corp.
6.13% due 09/01/29[8]	1,050,000	1,139,565
6.38% due 12/15/23	900,000	917,433
Open Text Corp.
3.88% due 02/15/28[8]	450,000	444,510
PTC, Inc.
4.00% due 02/15/28[8]	400,000	399,000

	Face Amount~	Value
CORPORATE BONDS†† - 72.2% (continued)
Technology - 2.0% (continued)
Open Text Holdings, Inc.
4.13% due 02/15/30[8]	350,000	$348,250
Total Technology		3,248,758
Total Corporate Bonds
(Cost $123,734,760)		118,266,697
SENIOR FLOATING RATE INTERESTS††,3 - 41.9%
Consumer, Cyclical - 13.1%
NES Global Talent
7.28% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	4,541,163	4,518,458
Accuride Corp.
7.19% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,744,599	2,831,853
Alexander Mann
5.68% (1 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,382,477
6.60% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	1,300,000	1,215,500
Comet Bidco Ltd.
6.61% (3 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/30/24	2,009,306	1,916,376
BBB Industries, LLC
6.10% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,781,955	1,741,861
EnTrans International, LLC
7.60% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††	1,295,000	1,236,725
SP PF Buyer LLC
6.10% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,177,613	1,075,161
SHO Holding I Corp.
6.78% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	689,994	627,895
Midas Intermediate Holdco II LLC
4.70% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	498,715	489,364
Prime Security Services Borrower LLC (ADT)
4.91% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26	498,750	484,411
Drive Chassis (DCLI)
10.08% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26†††	500,000	460,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 41.9% (continued)
Consumer, Cyclical - 13.1% (continued)
Playtika Holding Corp.
7.60% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	425,000	$425,000
PT Intermediate Holdings III LLC
7.44% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	375,000	373,125
Sotheby's
7.16% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	372,428	372,778
American Tire Distributors, Inc.
7.93% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	221,191
9.14% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	148,782	128,510
WIRB - Copernicus Group, Inc.
5.87% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	350,000	347,375
American Express GBT
due 02/26/27†††	353,761	345,801
Checkers Drive-In Restaurants, Inc.
5.87% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	487,500	341,250
Nellson Nutraceutical
6.19% (3 Month USD LIBOR + 4.25% and Commercial Prime Lending Rate + 3.25%, Rate Floor: 5.25%) due 12/23/21†††	435,451	387,552
Blue Nile, Inc.
8.11% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	415,625	257,687
Bojangles, Inc.
6.35% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/28/26	248,750	247,713
Total Consumer, Cyclical		21,428,063
Industrial - 6.4%
Bhi Investments LLC
10.67% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	3,000,000	2,962,500
YAK MAT (YAK ACCESS LLC)
11.63% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	2,158,250

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 41.9% (continued)
Industrial - 6.4% (continued)
NA Rail Hold Co LLC (Patriot)
7.08% (3 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 10/19/26†††	1,950,000	$1,940,250
Diversitech Holdings, Inc.
9.44% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	962,500
National Technical
7.91% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1	719,215	704,831
Bioplan USA, Inc.
6.35% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	819,008	690,014
Arconic Corp.
due 02/04/27†††	500,000	493,750
Avison Young (Canada), Inc.
6.78% (3 Month USD LIBOR + 5.00%), Rate Floor: 5.00%) due 01/31/26	297,000	291,060
ProAmpac PG Borrower LLC
10.19% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24†††	250,000	243,125
Total Industrial		10,446,280
Consumer, Non-cyclical - 6.0%
Springs Window Fashions
10.10% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,747,750
Cambrex Corp.
6.60% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	1,700,000	1,687,250
Endo Luxembourg Finance Co.
5.88% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	1,396,419	1,331,542
Immucor, Inc.
6.94% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,170,000	1,152,450
CTI Foods Holding Co. LLC
8.77% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††,1	625,056	625,056
10.77% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24†††	90,314	84,895
Elanco Animal Health, Inc.
due 02/04/27	625,000	617,706

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 41.9% (continued)
Consumer, Non-cyclical - 6.0% (continued)
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.16% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	639,119	$613,554
Give and Go Prepared Foods Corp.
6.19% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23	550,000	549,659
Moran Foods LLC
due 12/05/23[10]	1,894,327	320,463
Blue Ribbon LLC
5.65% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/15/21	200,000	178,362
Total Consumer, Non-cyclical		9,908,687
Technology - 5.2%
24-7 Intouch, Inc.
6.35% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	2,419,375	2,310,503
Park Place Technologies LLC
9.60% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26	1,680,723	1,651,310
Dun & Bradstreet
5.61% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/06/26	1,400,000	1,402,912
Aspect Software, Inc.
6.67% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	1,215,667	1,081,944
GlobalFoundries, Inc.
6.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	995,000	955,200
Lytx, Inc.
8.40% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	622,899	621,980

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 41.9% (continued)
Technology - 5.2% (continued)
TIBCO Software, Inc.
due 06/30/26	400,000	$395,000
Total Technology		8,418,849
Communications - 3.3%
Flight Bidco, Inc.
9.10% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,415,000	2,384,813
Cengage Learning Acquisitions, Inc.
F5.85% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	1,522,076	1,401,269
Resource Label Group LLC
10.41% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	850,000	765,000
Houghton Mifflin Co.
7.89% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	300,000	298,125
Mcgraw-Hill Global Education Holdings LLC
5.60% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	287,044	269,462
Liberty Cablevision Of Puerto Rico LLC
6.66% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	150,000	150,500
Imagine Print Solutions LLC
6.36% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	267,438	106,785
Total Communications		5,375,954
Energy - 3.2%
SeaPort Financing LLC
7.11% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	2,554,895	2,503,797
Gavilan Resources LLC
7.60% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	3,280,000	1,093,322
Summit Midstream Partners, LP
7.60% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,160,827	951,878

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 41.9% (continued)
Energy - 3.2% (continued)
Permian Production Partners LLC
due 05/20/24[10]	1,995,000	$718,200
Total Energy		5,267,197
Financial - 2.5%
Teneo Holdings LLC
6.91% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25†††	3,990,000	3,810,450
Aretec Group, Inc.
5.85% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	247,500	243,169

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

JZ Capital Partners Ltd.
7.64% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††,1	100,000	99,785
Total Financial		4,153,404
Basic Materials - 1.1%
US Salt LLC
6.35% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/16/26	992,500	987,537
Big River Steel LLC
6.94% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	539,600	538,591
Ascend Performance Materials Operations LLC
7.19% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	299,250	298,128
Total Basic Materials		1,824,256
Utilities - 1.1%
Panda Power
8.44% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,488,432	1,427,972

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 41.9% (continued)
Utilities - 1.1% (continued)
Stonewall
7.44% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	322,281	$294,887
Total Utilities		1,722,859
Total Senior Floating Rate Interests
(Cost $74,956,205)		68,545,549
ASSET-BACKED SECURITIES†† - 1.6%
Collateralized Loan Obligations - 1.3%
Monroe Capital CLO Ltd.
2017-1A, 5.40% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[3,8]	1,000,000	976,485
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[7,8]	500,000	498,924
Treman Park CLO Ltd.
2015-1A, due 10/20/28[8,11]	500,000	401,617
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[8,11]	600,000	317,805
Total Collateralized Loan Obligations		2,194,831
Financial - 0.2%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1,7	268,194	276,342
Transport-Aircraft - 0.1%
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[7,9]	202,396	183,473
Total Asset-Backed Securities
(Cost $2,738,312)		2,654,646
Total Investments - 120.2%
(Cost $211,963,564)		$196,706,508
Other Assets & Liabilities, net - (20.2)%		(33,019,701)
Total Net Assets - 100.0%		$163,686,807

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at February 29, 2020	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	1,107,000	GBP	03/17/20	$1,436,441	$1,420,094	$16,347
Morgan Stanley Capital Services LLC	917,000	EUR	03/17/20	999,440	1,013,276	(13,836)
						$2,511

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security was fair valued by the Valuation Committee at February 29, 2020. The total market value of fair valued securities amounts to $5,812,597, (cost $6,041,823,) or 3.6% of total net assets.
2	Affiliated issuer.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

3
Variable rate security.  Rate indicated is the rate effective at February 29, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

4	Perpetual maturity.
5	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6	Rate indicated is the 7-day yield as of February 29, 2020.
7
 All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of February 29, 2020 the total value of securities segregated was $46,049,664.

8
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $90,935,469 (cost $90,949,154), or 55.6% of total net assets.

9
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,445,095 (cost $7,546,993), or 2.7% of total net assets — See Note 7.

10	Security is in default of interest and/or principal obligations.
11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at February 29, 2020 (See Note 4 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$118,998	$2,244,259	$522,103	$2,885,360
Preferred Stocks	—	1,141,260	—	1,141,260
Exchange-Traded Funds	2,911,700	—	—	2,911,700
Money Market Fund	301,296	—	—	301,296
Corporate Bonds	—	117,597,656	669,041	118,266,697
Senior Floating Rate Interests	—	42,013,522	26,532,027	68,545,549
Asset-Backed Securities	—	2,378,304	276,342	2,654,646
Forward Foreign Currency Exchange Contracts*	—	16,347	—	16,347
Total Assets	$3,331,994	$165,391,348	$27,999,513	$196,722,855

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts*	$—	$13,836	$—	$13,836
Unfunded Loan Commitments (Note 6)	—	—	231,359	231,359
Total Liabilities	$—	$13,836	$231,359	$245,195

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $38,452,075 are categorized as Level 2 within the disclosure hierarchy.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

Category	Ending Balance at February 29, 2020	Valuation Technique	Unobservable Inputs	Input Range		Weighted Average*
Assets:
Asset-Backed Securities	$276,342	Yield Analysis	Yield	4.2%		—
Common Stocks	514,644	Enterprise Value	Valuation Multiple	1.7x-15.8	x	9.4	x
Common Stocks	7,459	Model Price	Liquidation Value	—		—
Corporate Bonds	669,041	Option Adjusted Spread off prior month broker quote	Broker Quote	—		—
Senior Floating Rate Interests	21,274,750	Third Party Pricing	Broker Quote	—		—
Senior Floating Rate Interests	3,667,331	Model Price	Market Comparable Yields	5.3%-10.3%		9.3%
Senior Floating Rate Interests	625,056	Enterprise Value	Valuation Multiple	8.9	x	—
Senior Floating Rate Interests	621,980	Model Price	Purchase Price	—		—
Senior Floating Rate Interests	243,125	Option Adjusted Spread off prior month broker quote	Broker Quote	—		—
Senior Floating Rate Interests	99,785	Yield Analysis	Yield	7.8%		—
Total	$27,999,513

Liabilities:
Unfunded Loans Commitments	231,359	Model Price	Purchase Price	—		—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value, market comparable yields or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended February 29, 2020, the Fund had securities with a total value of $15,179,555 transfer into Level 3 from Level 2 due to lack of observable inputs at period end. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 29, 2020:

	Assets					Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$343,748	$674,779	$11,559,888	$539,768	$13,118,183	$(280,602)
Purchases/(Receipts)	-	-	6,940,809	-	6,940,809	(5,925)
(Sales, maturities and paydowns)/Fundings	(73,124)	-	(7,252,648)	(56,852)	(7,382,624)	-
Amortization of premiums/discounts	-	-	106,289	-	106,289	-
Total realized gains (losses) included in earnings	-	-	(679,241)	37,966	(641,275)	11,576
Total change in unrealized appreciation (depreciation) included in earnings	5,718	(5,738)	677,375	1,221	678,576	43,592
Transfers into Level 3	-	-	15,179,555	-	15,179,555	-
Ending Balance	$276,342	$669,041	$26,532,027	$522,103	$27,999,513	$(231,359)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at February 29, 2020	$5,718	$(5,738)	$19,475	$1,221	$20,676	$47,103

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended February 29, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 02/29/20	Shares/Face Amount 02/29/20
Common Stocks
BP Holdco LLC *,1	$23,292	$–	$–	$–	$–	$23,292	65,965
Targus Group International Equity, Inc.*,1	70,382	–	(18,887)	–	7,115	58,610	32,060
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	–**	–	–	(348,349)	348,349	–	–
	$93,674	$–	$(18,887)	$(348,349)	$355,464	$81,902

*	Non-income producing security.
**	Market value is less than $1.
1
Security was fair valued by the Valuation Committee at February 29, 2020.  The total market value of fair valued and affiliated securities amounts to $81,902, (cost $34,201) or 0.1% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

Note 1 – Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

For information on the Fund’s other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ( "GFIA" or the "Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At February 29, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$211,963,564	$3,197,198	$(18,451,743)	$(15,254,545)

Note 6 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of February 29, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of February 29, 2020, were as follows:

Fund	Borrower	Maturity Date		Face Amount*	Value
Alexander Mann		12/16/24	GBP	1,250,000	$169,340
American Express GBT		02/26/27		296,239	5,923
Aspect Software, Inc.		07/15/23		253,514	2,894
Cypress Intermediate Holdings III, Inc.		04/27/22		450,000	23,862
Examworks Group, Inc.		01/27/23		500,000	19,450
Lytx, Inc.		08/31/22		157,895	9,890
					$231,359

* The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 7 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23[1]	09/25/18	$570,750	$368,000
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	4,379,484	3,016,538
Bruin E&P Partners LLC
8.88% due 08/01/23	07/23/18	922,437	492,900
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	1,160,920	63,991
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27[1]	02/05/14	313,382	320,193
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[1]	11/27/13	200,020	183,473
		$7,546,993	$4,445,095

[1]	All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments.
[2]	Security is in default of interest and/or principal obligations.

OTHER INFORMATION (Unaudited)

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.